UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2005

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 23, 2005, the Registrant received an executed Amendment No. 3 to the Contract for Furnishing Health Services by a Managed Care Organization by and between Harmony Health Plan of Illinois, Inc., a wholly-owned subsidiary of the Registrant (“Harmony”), and the Illinois Department of Healthcare and Family Services. Among other things, the amendment implements certain rate changes effective August 1, 2005. A copy of the amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Also on December 23, 2005, the Registrant received executed Amendment No. 10 to the AHCA Contract between the State of Florida, Agency for Health Care Administration and Well Care HMO, Inc., d/b/a/ StayWell Health Plan of Florida, a wholly-owned subsidiary of the Registrant, and Amendment No. 9 to the AHCA Contract between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc., a wholly-owned subsidiary of the Registrant. The amendments, among other things, increase the authorized spending limits and enrollment levels under the contracts, effective July 1, 2005. Copies of these amendments are attached as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the above-described amendments. The above descriptions are qualified in its entirety by reference to the amendments which are filed as exhibits hereto.

In the interest of providing interested parties with full access to its federal, state and county contracts, the Registrant has elected to file such contracts with the Securities and Exchange Commission. The Registrant does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Amendment No. 3 to the Contract for Furnishing Health Services by a Managed Care Organization between the Illinois Department of Healthcare & Family Services and Harmony Health Plan of Illinois, Inc.
10.2	Amendment No. 10 to AHCA contract between the State of Florida, Agency for Health Care Administration and Well Care HMO, Inc. d/b/a StayWell Health Plan of Florida.
10.3	Amendment No. 9 to AHCA contract between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
Date: December 29, 2005	/s/ Thaddeus Bereday Thaddeus Bereday Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No. Description

10.1	Amendment No. 3 to the Contract for Furnishing Health Services by a Managed Care Organization between the Illinois Department of Healthcare & Family Services and Harmony Health Plan of Illinois, Inc.
10.2	Amendment No. 10 to AHCA contract between the State of Florida, Agency for Health Care Administration and Well Care HMO, Inc. d/b/a StayWell Health Plan of Florida.
10.3	Amendment No. 9 to AHCA contract between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.